UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On June 8, 2023, Unico American Corporation (the “Company”) announced that the Insurance Commissioner of the State of California (the “Commissioner”) was appointed Conservator of its principal and only operating subsidiary, Crusader Insurance Company (“Crusader”), on June 7, 2023. The Superior Court of California, Los Angeles County, Department 32 (the “Court”), entered an order (the “Order”) appointing the Commissioner as Conservator (the “Conservator”). The Order was entered after consideration of the application in which the Commissioner asserted that Crusader is in a hazardous financial condition and that its continued business will be hazardous to its policyholders, creditors and the public. The Company and Crusader opposed the entry of Order. After consideration of the application and opposition, the Court accepted the determination of the Commissioner regarding the financial condition of Crusader.

The Order became effective immediately. Under the Order, the Conservator assumed control of the assets and business of Crusader. As a result of the Order, the Conservator will control and manage all powers related to the business and operations of Crusader while the Order is in place, including all actions ordinarily the responsibility of the directors, officers and managers of Crusader, except to the extent the Conservator may redelegate any such power. The Order further enjoins all persons from instituting, prosecuting or maintaining any action and or other legal proceedings against any of the property of Crusader or from interfering with the conduct of the business by the Conservator, except as may be expressly authorized by the Conservator.

As a result of the Conservator assuming total control of the business of Crusader, Crusader being the Company’s sole active subsidiary and Crusader being the Company’s sole source of funds for operations, the Company has determined that it is in the best interests of the Company to minimize costs and expenses of operations. As a result of such determination, as well as the fact that the Company’s independent registered public accounting firm has been unable to complete its audit procedures for the financial statements for the year ended December 31, 2022, and is not currently working on such audit procedures or any review of subsequent financial statements of the Company, the Company has further determined that it will not be able to complete or file an annual report on Form 10-K for the year ended December 31, 2022 or any subsequent periodic reports as required by Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any proxy statement required by Section 14(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its Current Report on Form 8-K filed June 2, 2023 (the “Prior Form 8-K”), on June 1, 2023, the Company was notified that the Commissioner filed on May 31, 2023 a Verified Petition For Order Appointing the Insurance Commissioner as the Conservator of Crusader (the “Petition”). As described above, the Order was issued on June 7, 2023.

On June 6, 2023, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of filing of the Petition by the Commissioner on May 31, 2023, the Nasdaq Staff has determined that the Company no longer has an operating business and that the Company is a “public shell” as that term is defined in Nasdaq Listing Rule 5101. The letter advises that Nasdaq will suspend trading of the common stock on June 15, 2023 and that Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission to effect the delisting of common stock unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”) to address the deficiencies discussed in the letter and in the prior deficiency notices provided by the Company, and present a plan to regain compliance. The Company does not intend to appeal Nasdaq’s determination.

Following the removal of the Company’s common stock from listing and registration on Nasdaq, the common stock may then be immediately eligible to be quoted on the OTC Pink Market or Expert Market. To be quoted on one of these markets, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. If the common stock is delisted from Nasdaq, there can be no assurance that a market maker will apply to quote the common stock or that the common stock will be quoted in the OTC Pink Market or Expert Market.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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Item 8.01 Other Events

On June 8, 2023, the Company issued a press release announcing the entry of the Conservation Order and the Nasdaq delisting letter. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Unico American Corporation on June 8, 2023

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: June 12, 2023	By:	/s/ Steven Shea
	Name:	Steven Shea
	Title:	President, Chief Executive Officer and Chief Financial Officer

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